Intangible Assets, Net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

Intangible assets, net consist of the following:

	As of December 31,
	2021	2022
	RMB	RMB	US$
Software	1,297	1,432	208
Customer relationship	9,170	9,170	1,330
Medical license	5,300	5,300	768
Total	15,767	15,902	2,306
Less: Accumulated amortization	(1,610)	(1,247)	(181)
Less: Impairment	(5,300)	(14,470)	(2,098)
Intangible assets, net	8,857	185	27

Amortization expense for the years ended December 31, 2020, 2021 and 2022 amounted to RMB630, RMB1,155 and RMB895 (US$130), respectively. For the year ended December 31, 2022, due to the slow development of Anpai Shanghai, the Group evaluated the recoverability of long-lived assets by comparing the carrying amount of the assets to the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition and determined that the fair value of intangible assets of Anpai Shanghai was Nil. Therefore, the Group fully impaired the intangible assets acquired as part of the acquisition of Anpai Shanghai and recognized impairment loss of RMB 7,911 ($US1,147) and original cost of RMB 9,170 and accumulated amortization of RMB1,259 were fully written off. The estimated aggregate amortization expense for each of the five succeeding years is as follows:

Year ending December 31,	RMB
2023	49
2024	48
2025	14
2026	14
2027	14
Thereafter	46
Total	185